UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 26, 2009

P & F INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5332	22-1657413
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification Number)

445 Broadhollow Road, Suite 100, Melville, New York 11747

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (631) 694-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On March 27, 2009 P&F Industries, Inc. (the “Registrant”), and its subsidiaries, Florida Pneumatic Manufacturing Corporation (“Florida Pneumatic”), Embassy Industries, Inc. (“Embassy”), Green Manufacturing, Inc. (“Green”), Countrywide Hardware, Inc. (“Countrywide”), Nationwide Industries, Inc. (“Nationwide”), Woodmark International, L.P. (“Woodmark”), Pacific Stair Products, Inc. (“Pacific”), WILP Holdings, Inc. (“WILP”), Continental Tool Group, Inc. (“Continental”) and Hy-Tech Machine, Inc. (“Hy-Tech”, and collectively with the Registrant, Florida Pneumatic, Embassy, Green, Countrywide, Nationwide, Woodmark, Pacific, WILP and Continental, the “Co-Borrowers”), Citibank, N.A. and HSBC Bank USA, National Association (collectively, the “Lenders”) and Citibank, N.A., as Administrative Agent for the Lenders (the “Administrative Agent”), entered into an amendment (“Amendment No. 17”) to the Credit Agreement, dated as of June 30, 2004, by and among the Co-Borrowers, the Lenders and the Administrative Agent, as previously amended (the “Credit Agreement”).  Amendment No. 17 amends the Credit Agreement to provide for second mortgages on real property owned by each of Florida Pneumatic and Countrywide as additional collateral under the Credit Agreement and a first mortgage on real property owned by Hy-Tech as additional collateral under the Credit Agreement.

On March 30, 2009, the Registrant, the Co-Borrowers, the Lenders and the Administrative Agent entered into an amendment and waiver (“Amendment No. 18”) to the Credit Agreement.  Amendment No. 18 (i) extended the maturity date of the revolving loan commitment under the Credit Agreement from March 31, 2009 to March 30, 2010, (ii)  revised certain financial covenants and related definitions, (iii) waived compliance with certain financial covenants as of December 31, 2008 and (iv) restructured the Registrant’s debt under the Credit Agreement.  In connection with the restructuring of debt, Amendment No. 18 replaced the previously existing term loan notes which had an aggregate principal amount of $13,200,000 with new term loan notes (the “Additional Term Notes”) aggregating $7,116,000 (one payable to Citibank, N.A. in the principal amount of $4,625,400 and the other payable to HSBC Bank USA, National Association in the principal amount of $2,490,600).  The principal on the Additional Term Notes is payable in 36 consecutive monthly installments of $148,250, commencing on April 30, 2009, with the final payment on the maturity date to also include the outstanding unpaid principal amount.  The Registrant and the Co-Borrowers have the option to pay interest at a rate based on either the fluctuating prime rate of the Administrative Agent, LIBOR or a combination of the two rates. The Additional Term Notes mature on March 30, 2012.  Amendment No. 18 also replaced the previously existing revolving loan notes which provided for an aggregate principal amount of up to $18,000,000 with new revolving loan notes (the “Third Amended and Restated Revolving Credit Notes”) which provide for an aggregate principal amount of up to $22,000,000 (one payable to Citibank, N.A in the principal amount of $14,300,000 and the other payable to HSBC Bank USA, National Association, in the principal amount of $7,700,000).

The foregoing summaries of Amendment No. 17, Amendment No. 18, the Additional Term Notes and the Third Amended and Restated Revolving Credit Notes are qualified in their entirety by the terms and provisions of Amendment No. 17, Amendment No. 18, each of the Additional Term Notes and each of the Third Amended and Restated Revolving Credit Notes, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 and incorporated herein by reference.

Item 2.03.                Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Company

Reference is made to Item 1.01 above, which is hereby incorporated herein.

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of the Registrant (the “Board”) is divided into three classes, each having a term of three years.  Effective March 26, 2009, Robert L. Dubofsky (‘Mr. Dubofsky”), a member of the Registrant’s Board, transferred from the class whose term of office expires at the 2011 annual meeting of stockholders (the “2011 class’) to the class whose term expires at the 2010 annual meeting of stockholders (the “2010 class”) in order to make the size of the classes more equal following the recent resignation of Robert M. Steinberg and death of Sidney Horowitz.   Mr. Dubofsky’s class change was achieved by the technical resignation from the 2011 class by Mr. Dubofsky and the contemporaneous election of Mr. Dubofsky by the Board to fill Mr. Steinberg’s vacancy in the 2010 class.

Item 5.03.                Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective March 26, 2009, the Board amended (the “By-laws Amendment”) the Registrant’s By-laws, as amended (the “By-laws”). The By-laws Amendment provides that the Board shall consist of eight persons. The By-laws previously provided that the Board shall consist of ten persons. The foregoing description of the Amendment is qualified in its entirety by reference to the text of amended Article III, Section 1 of the By-laws, which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.                Financial Statements and Exhibits.

(d)	Exhibits:

	3.1	Amendment to By-laws of the Registrant (as amended).

10.1

Amendment No. 17 to Credit Agreement, dated as of March 27, 2009, by and among the Registrant, Florida Pneumatic Manufacturing Corporation, Embassy Industries, Inc., Green Manufacturing, Inc., Countrywide Hardware, Inc., Nationwide Industries, Inc., Woodmark International, L.P., Pacific Stair Products, Inc., WILP Holdings, Inc., Continental Tool Group, Inc. and Hy-Tech Machine, Inc. as Co-Borrowers, Citibank, N.A. and HSBC Bank USA,

National Association as Lenders, and Citibank, N.A., as Administrative Agent for the Lenders.

10.2

Amendment No. 18 and Waiver to Credit Agreement, dated as of March 30, 2009, by and among the Registrant, Florida Pneumatic Manufacturing Corporation, Embassy Industries, Inc., Green Manufacturing, Inc., Countrywide Hardware, Inc., Nationwide Industries, Inc., Woodmark International, L.P., Pacific Stair Products, Inc., WILP Holdings, Inc., Continental Tool Group, Inc. and Hy-Tech Machine, Inc. as Co-Borrowers, Citibank, N.A. and HSBC Bank USA, National Association as Lenders, and Citibank, N.A., as Administrative Agent for the Lenders.

10.3

Additional Term Loan Note, dated  March 30, 2009, issued by the Registrant, Florida Pneumatic Manufacturing Corporation, Embassy Industries, Inc., Green Manufacturing, Inc., Countrywide Hardware, Inc., Nationwide Industries, Inc., Woodmark International, L.P., Pacific Stair Products, Inc., WILP Holdings, Inc., Continental Tool Group, Inc. and Hy-Tech Machine, Inc. payable to Citibank, N.A.

10.4

Additional Term Loan Note, dated March 30, 2009, issued by the Registrant, Florida Pneumatic Manufacturing Corporation, Embassy Industries, Inc., Green Manufacturing, Inc., Countrywide Hardware, Inc., Nationwide Industries, Inc., Woodmark International, L.P., Pacific Stair Products, Inc., WILP Holdings, Inc., Continental Tool Group, Inc. and Hy-Tech Machine, Inc. payable to HSBC Bank USA, National Association

10.5

Third Amended and Restated Revolving Credit Note, dated March 30, 2009, issued by the Registrant, Florida Pneumatic Manufacturing Corporation, Embassy Industries, Inc., Green Manufacturing, Inc., Countrywide Hardware, Inc., Nationwide Industries, Inc., Woodmark International, L.P., Pacific Stair Products, Inc., WILP Holdings, Inc., Continental Tool Group, Inc. and Hy-Tech Machine, Inc. payable to Citibank, N.A.

10.6

Third Amended and Restated Revolving Credit Note, dated March 30, 2009, issued by the Registrant, Florida Pneumatic Manufacturing Corporation, Embassy Industries, Inc., Green Manufacturing, Inc., Countrywide Hardware, Inc., Nationwide Industries, Inc., Woodmark International, L.P., Pacific Stair Products, Inc., WILP Holdings, Inc., Continental Tool Group, Inc., Hy-Tech Machine, Inc. payable to HSBC Bank USA, National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P & F INDUSTRIES, INC.

Date:	March 31, 2009
		By:	/s/ Joseph A. Molino, Jr.
Joseph A. Molino, Jr.
Vice President,
Chief Operating Officer and
Chief Financial Officer